Exhibit 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Meruelo Maddux Properties, Inc. (“MMPI”) on Form 10-Q for the period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Meruelo, Chief Executive Officer and Chairman of the Board of MMPI, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report, containing the financial statements, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MMPI.

Date: May 15, 2008

/s/ RICHARD MERUELO
Richard Meruelo
Chief Executive Officer and Chairman of the Board